================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      [ ] Pre-Effective Amendment No.   [ ] Post-Effective Amendment No.
                        (Check appropriate box or boxes)
                    _______________________________________

               Exact Name of Registrant as Specified in Charter:

                             STAGECOACH FUNDS, INC.
                        Area Code and Telephone Number:
                                 (800) 643-9691

                    Address of Principal Executive Offices:
                               111 Center Street
                          Little Rock, Arkansas  72201
                       ________________________________

                     Name and Address of Agent for Service:
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201

                                   Copies to:

                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                   2000 Pennsylvania Ave., N.W., Suite 5500
                            Washington, D.C.  20006

================================================================================

It is proposed that this filing will become effective on October 18, 1998 pursuant to Rule 488. No filing fee is due because the Registrant has previously filed an election pursuant to Rule 24f-2 to register an indefinite number of the Registrant's shares.

  As filed with the Securities and Exchange Commission on September 18, 1998
                        Registration No. ______________

                             STAGECOACH FUNDS, INC.
                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14
                          ---------------------------
PART A
------

ITEM NO.              ITEM CAPTION                                 PROSPECTUS CAPTION
----------  ---------------------------------  ----------------------------------------------------------
         1  Beginning of Registration          COVER PAGE OF REGISTRATION STATEMENT;  CROSS-REFERENCE
            Statement and Outside Front        SHEET;  FRONT COVER PAGE OF COMBINED PROXY
            Cover Page of Prospectus           STATEMENT/PROSPECTUS

         2  Beginning and Outside Back Cover   TABLE OF CONTENTS
            Page of Prospectus

         3  Synopsis Information and           THE PROPOSED TRANSACTION; SPECIAL RISK CONSIDERATIONS;
            Risk Factors                       COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
                                               RESTRICTIONS; EXHIBIT B - DISCUSSION OF FUND PERFORMANCE

         4  Information About the Transaction  THE PROPOSED TRANSACTION

         5  Information About the Registrant   THE PROPOSED TRANSACTION - IV. Reasons for the
            (Acquiring Fund)                   Consolidation; V. Federal Income Tax Consequences;    VI.
                                               Comparison of Service Arrangements and fees;
                                               VII. Comparison of Purchase, Redemption and Exchange
                                               Procedures;  SPECIAL RISK CONSIDERATIONS; COMPARISON OF
                                               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS;
                                               ADDITIONAL COMPARATIVE INFORMATION; MISCELLANEOUS -
                                               Organization of the Funds;  EXHIBIT B - DISCUSSION OF
                                               FUND PERFORMANCE.

         6  Information About the Company      THE PROPOSED TRANSACTION - IV. Reasons for the
            (Fund) Being Acquired              Consolidation; V. Federal Income Tax Consequences;    VI.
                                               Comparison of Service Arrangements and fees;
                                               VII. Comparison of Purchase, Redemption and Exchange
                                               Procedures;  SPECIAL RISK CONSIDERATIONS; COMPARISON OF
                                               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS;
                                               ADDITIONAL COMPARATIVE INFORMATION; MISCELLANEOUS -
                                               Organization of the Funds;  EXHIBIT B - DISCUSSION OF
                                               FUND PERFORMANCE.

         7  Voting Information                 MISCELLANEOUS - Approval and Consummation of the Proposed
                                               Transaction.

ITEM NO.              ITEM CAPTION                                 PROSPECTUS CAPTION
----------  ---------------------------------  ----------------------------------------------------------
         8  Interest of Certain Persons and    NOT APPLICABLE
            Experts

         9  Additional Information Required    NOT APPLICABLE
            for Reoffering by Persons Deemed
            to be Underwriters

PART B
------


                                                   STATEMENT OF ADDITIONAL
ITEM NO.     ITEM CAPTION                          INFORMATION CAPTION
-----------  ------------------------------------  ---------------------------------------------------
         10  Cover Page                            COVER PAGE

         11  Table of Contents                     TABLE OF CONTENTS

         12  Additional Information About the      INCORPORATION OF DOCUMENTS BY REFERENCE IN
             Registrant (Acquiring Fund)           STATEMENT OF ADDITIONAL INFORMATION;  GENERAL
                                                   INFORMATION

         13  Additional Information About the      INCORPORATION OF DOCUMENTS BY REFERENCE IN
             Company (Fund) Being Acquired         STATEMENT OF ADDITIONAL INFORMATION;  GENERAL
                                                   INFORMATION

         14  Financial Statements                  INCORPORATION OF DOCUMENTS BY REFERENCE IN
                                                   STATEMENT OF ADDITIONAL INFORMATION;  INTRODUCTORY
                                                   NOTE TO PRO FORMA FINANCIAL INFORMATION;  PRO
                                                   FORMA FINANCIAL STATEMENTS
  PART C
-----------
 ITEM NOS.
-----------
      15-17  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

   A) From Post-Effective Amendment No. 48 of the Stagecoach Funds, Inc., filed July 31, 1998 (SEC File No. 33-42927; 811-6419): The Prospectus and Statement of Additional Information dated August 1, 1998, describing the retail classes of shares of the Short-Intermediate U.S. Government Income Fund;

   B) The audited financial statements and related independent auditors' reports for the Retail shares of the Short-Intermediate U.S. Government Income Fund of Stagecoach Funds, Inc., contained in the Annual Reports for the fiscal year ended March 31, 1998, as filed with the SEC on June 9 and 10, 1998;

   C) From Post-Effective Amendment No. 15 of MasterWorks Funds Inc., filed June 30, 1998 (SEC File No. 33-54126; 811-7332): The Prospectus and Statement of Additional Information dated June 30, 1998, describing the shares of the Short-Intermediate Term Fund, ; and

   D) The audited financial statements and related independent auditors' reports for the Short-Intermediate U.S. Government Income Fund of MasterWorks Funds Inc., contained in the Annual Report for the fiscal year ended February 28, 1998, as filed with the SEC on May 1, 1998.

                     COMBINED PROSPECTUS/PROXY STATEMENT
                              OCTOBER __, 1998

                   _______________________________________

Acquisition and Assumption of: All of the Assets and Liabilities of the Short-Intermediate Term Fund (the "S-I Term Fund") of MasterWorks Funds Inc. ("MasterWorks")

In Exchange for: Class A Shares of the Short-Intermediate U.S. Government Income Fund (the "Government Fund") of Stagecoach Funds, Inc. ("Stagecoach")

                   ______________________________________

     STAGECOACH FUNDS, INC.                       MASTERWORKS FUNDS INC.
             C/O                                    111 Center Street
 STAGECOACH SHAREHOLDER SERVICES                Little Rock, Arkansas 72201
      WELLS FARGO BANK, NA                      Telephone:  1-888-204-3956
         P.O. Box 7066
   San Francisco, CA 94120-7066
        1-800-222-8222

          Stagecoach is an open-end, management investment company. This Combined Prospectus/Proxy Statement is being furnished to shareholders of the S-I Term Fund of MasterWorks in connection with the solicitation of proxies by the Board of Directors of MasterWorks, for a special meeting of Shareholders of the S-I Term Fund (the "Special Meeting") to be held at the principal office of MasterWorks, 111 Center Street, Little Rock, Arkansas 72201, on Tuesday, November 24, 1998 beginning at 11:00 a.m. (Central time).

          This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Government Fund that prospective investors, including shareholders of the S-I Term Fund, should know before investing. Additional information is contained in a separate Statement of Additional Information, dated October __, 1998, which has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling MasterWorks at 1-888-204-3956 or Stagecoach toll-free at 1-800-222-8222.

          The Prospectus for the S-I Term Fund is incorporated by reference in this Combined Prospectus/Proxy Statement and is available without charge by calling MasterWorks at 1-888-204-3956. The Prospectus for the Government Fund is incorporated by reference and accompanies this Combined Prospectus/Proxy Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF STAGECOACH ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A., WELLS CAPITAL MANAGEMENT, OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES OTHER SERVICES TO STAGECOACH FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR STAGECOACH.

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

THE PROPOSED TRANSACTION................................................     1

RISK CONSIDERATIONS.....................................................     9

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..........    11

ADDITIONAL COMPARATIVE INFORMATION......................................    15

MISCELLANEOUS...........................................................    15


EXHIBIT A - AGREEMENT AND PLAN OF CONSOLIDATION

EXHIBIT B - SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND PERFORMANCE

                           MASTERWORKS FUNDS INC.
                              111 CENTER STREET
                        LITTLE ROCK, ARKANSAS  72201

              _________________________________________________

                       SPECIAL MEETING OF SHAREHOLDERS

                        SHORT-INTERMEDIATE TERM FUND

                       TO BE HELD ON NOVEMBER 24, 1998


THE PROPOSED TRANSACTION

          Important information about the matter to be considered at the Special Meeting of Shareholders follows. This information is qualified by reference to the Exhibits at the end of this document.

       I. OVERVIEW

          The Directors are seeking your approval of an Agreement and Plan of Consolidation (the "Plan"), which contemplates that the Government Fund of Stagecoach will acquire all of the assets of the S-I Term Fund of MasterWorks and assume all of the liabilities of the S-I Term Fund in exchange for Class A Shares of the Government Fund. The shares of the Government Fund received by the S-I Term Fund will then be distributed to the S-I Term Fund's shareholders and the S-I Term Fund will be dissolved and liquidated. The transactions contemplated by the Plan are sometimes referred to in these materials as the "Consolidation."

          As a result of the Consolidation, you will receive full and fractional shares of the Government Fund equal in value to the shares of the S-I Term Fund owned by you immediately prior to the transaction. No commissions or sales loads will be charged in connection with the Consolidation, and the Consolidation is not expected to cause you to recognize a gain or loss for federal income tax purposes. See "Federal Income Tax Consequences" for additional information. You should separately consider any state tax consequences in consultation with your tax advisor.

          The S-I Term Fund seeks to provide a total return, before fees and expenses, exceeding that of the Lehman Brothers Intermediate
Government/Corporate Bond Index (the "LB Intermediate Bond Index"). The Government Fund seeks to provide investors with current income while preserving capital.

          Although both Funds invest in U.S. Government obligations, the Government Fund has a policy of investing, under normal market conditions, at least 65% of its assets in U.S. Government obligations, with the remainder in corporate bonds and other securities. The S-I Term Fund invests, through a master portfolio, in a mix of U.S. Government obligations, corporate bonds and other securities. Both Funds have an investment policy of maintaining, under normal market conditions, a weighted average portfolio maturity of between 2 and 5 years. The risk factors of investing in the Government Fund are comparable to those of investing in the S-I Term Fund. There are some differences between investment strategies, as well as differences in fees and expenses, which are described in detail below.

      II. DESCRIPTION OF THE PLAN OF CONSOLIDATION

          The Plan provides that all of the assets of the S-I Term Fund as of the Closing Date will be transferred to the Government Fund, and that the Government Fund will assume all of the liabilities of the S-I Term Fund, in exchange for Class A Shares of the Government Fund. The "Closing Date" is expected to be on or about December 4, 1998. A copy of the Plan is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

          Promptly after the Closing Date, the S-I Term Fund will distribute the shares of the Government Fund received to the S-I Term Fund's shareholders of record as of the close of business on the Closing Date. The shares of the Government Fund that will be issued for distribution to the S-I Term Fund's shareholders will be equal in value to the shares of the S-I Term Fund held as of the Closing Date. MasterWorks will then take all necessary steps to terminate the qualification, registration and classification of the S-I Term Fund. All issued and outstanding shares of the S-I Term Fund will be cancelled on the S-I Term Fund's books. Shares of the Government Fund will be represented only by book entries; no share certificates will be issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The consummation of the proposed Consolidation is subject to the satisfaction of a number of conditions set forth in the Plan, including approval by the shareholders of the S-I Term Fund. The S-I Term Fund may waive certain conditions at any time before or after approval of the Plan by the shareholders. The Plan also may be terminated and the Consolidation abandoned at any time by the mutual written consent of MasterWorks and Stagecoach or by either party if any of the conditions precedent to the Closing are not satisfied. The Consolidation also is subject to the condition, which cannot be waived, of obtaining an opinion of counsel to the effect that the Consolidation constitutes a tax-free reorganization for federal income tax purposes.

          Shareholders of the S-I Term Fund will have no dissenters' rights or appraisal rights. All shareholders of the S-I Term Fund as of the Closing Date, including those that vote against the approval of the Plan and those that do not vote, will receive shares of the Government Fund if the Consolidation is approved. All shareholders of the S-I Term Fund have the right at any time up to the business day preceding the Closing Date to redeem their shares at net asset value according to the procedures set forth in the S-I Term Fund's Prospectus. In addition, up until the business day preceding the Closing Date, shareholders of the S-I Term Fund may exchange their shares for shares of other funds in the MasterWorks Family of Funds, in accordance with the exchange privilege described in the S-I Term Fund's Prospectus.

     III. BOARD CONSIDERATION

          The business and affairs of MasterWorks are managed under the direction of its Board of Directors. The Board of Directors of MasterWorks and Stagecoach each unanimously voted to approve the Plan of Consolidation at a meeting held on September 2, 1998. In reviewing the proposed Consolidation, the Boards of MasterWorks and Stagecoach considered the potential impact of the Consolidation on each Fund's shareholders. The Boards considered, among other things: (i) the terms and conditions of the Plan, including those intended to avoid the dilution of shareholder interests; (ii) the potential marketing and shareholder benefits obtained by having a combined fund; (iii) the similarity of the investment objectives and significant policies and restrictions of the Funds; (iv) the historical investment performance of the Funds; (v) the historical and projected investment advisory fee rates and operating expenses of the Funds; (vi) the identity of the organizations that provide investment advisory and certain other services to the Funds, and the terms on which these services are provided; and (vii) the prospects for long-term viability of the Funds.

          Based upon their evaluation of these factors, and in light of their fiduciary duties under federal and state law, the Boards of MasterWorks and Stagecoach have determined that the proposed Consolidation is in the best interests of the shareholders of the respective Funds and that the interests of the shareholders of the respective Funds will not be diluted as a result of the Consolidation. MASTERWORKS' BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN OF CONSOLIDATION.
                  ---

      IV. REASONS FOR THE CONSOLIDATION

          The primary reason for the proposed Consolidation is to allow S-I Term Fund investors to transfer their investment into a fund that has greater prospects for long-term viability. As of June 30, 1998, the S-I Term Fund had only $11 million in net assets; the Government Fund had approximately $136 million in net assets. Management of MasterWorks Funds believes that consolidating the S-I Term Fund into a fund that has generally compatible investment objectives and policies and greater prospects for continued growth, is a better alternative than liquidation of the S-I Term Fund.

          Combining the S-I Term Fund into a larger, more viable fund is intended to provide various benefits to shareholders of the S-I Term Fund. For example, higher asset levels should benefit portfolio management by permitting larger individual portfolio investments (in quantities that may result in reduced transaction costs and/or more favorable pricing) and by providing the opportunity for greater portfolio diversity.

          Currently, the fees and expenses of the Government Fund are higher, on both a before-waiver and after-waiver basis than those of the S-I Term Fund. Nonetheless, your Board of Directors believes that the proposed Consolidation will likely benefit S-I Term Fund shareholders for all of the reasons described here. One fee difference is that the Government Fund has a Rule 12b-1 distribution plan, which has been used to pay for distribution-related activities that have contributed to the increase in this Fund's assets. Another difference is that BGI and Stephens have agreed to assume all of the ordinary operating expenses of the S-I Term Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees), which, given the very small size of the S-I Term Fund, requires BGI and Stephens, in effect, to subsidize the S-I Term Fund's ongoing operations. There is no similar arrangement in place for the Government Fund.

          In short, management of MasterWorks believes that the proposed Consolidation should provide S-I Term Fund shareholders with an investment vehicle that has compatible investment objectives and policies and greater prospects for long-term viability and continued growth.

       V. FEDERAL INCOME TAX CONSEQUENCES

          The S-I Term Fund and the Government Fund each qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the S-I Term Fund and the Government Fund has been, and expects to continue to be, relieved of federal income tax liability.

          As a condition to the Consolidation, MasterWorks and Stagecoach must receive a favorable opinion from Morrison & Foerster LLP, counsel to MasterWorks and Stagecoach, substantially to the effect that, for federal income tax purposes, (a) the Consolidation will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Government Fund and S-I Term Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation; (b) no gain or loss will be recognized by the S-I Term Fund as a result of the Consolidation; (c) no gain or loss will be recognized by the Government Fund as a result of the Consolidation;
(d) no gain or loss will be recognized by the shareholders of the S-I Term Fund on the distribution to them by the S-I Term Fund of shares of the Government Fund in exchange for their shares of the S-I Term Fund; (e) the basis of the Government Fund shares received by each shareholder of the S-I Term Fund will be the same as the basis of the shareholder's S-I Term Fund shares immediately prior to the Consolidation; (f) the basis of the Fund Assets received by the Government Fund will be the same as the basis of such Fund Assets in the hands of the S-I Term Fund immediately prior to the Consolidation; (g) a shareholder's holding period for Government Fund shares will be determined by including the period for which the shareholder held the shares of the S-I Term Fund exchanged therefor, provided that the shareholder held such shares of the S-I Term Fund as a capital asset; (h) the holding period of the Government Fund with respect to the Funds Assets will include the period for which such Fund Assets were held by the S-I Term Fund; and (i) the Government Fund will succeed to the tax attributes of the S-I Term Fund described in Section 381(c) of the Code.

          Neither MasterWorks nor Stagecoach intends to seek a private letter ruling from the Internal Revenue Service ("IRS") with respect to the tax effects of the Consolidation. The opinion of Morrison & Foerster LLP with respect to the tax consequences of the Consolidation is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Consolidation to them, including any applicable foreign, state and local income tax consequences.

      VI. COMPARISON OF SERVICE ARRANGEMENTS AND FEES

                                  OVERVIEW
                                  --------

                             S-I Term Fund                  Government Fund
                             -------------                  ---------------
Investment Adviser           BGFA (to the Master            Wells Fargo Bank
                             Portfolio)
Sub-Adviser                  Wells Fargo Bank               Wells Capital
                             (to the Master Portfolio)      Management ("WCM")
Distributor                  Stephens                       Stephens
Administrator                Stephens, BGI                  Wells Fargo Bank
                             (Co-Administrators)
Co-Administrator             Stephens, BGI                  Stephens
                             (Co-Administrators)
Custodian                    Investors Bank & Trust         Wells Fargo Bank
                             ("IBT")
Fund Accountant              IBT                            Wells Fargo Bank
Transfer Agent               IBT                            Wells Fargo Bank
Independent Auditors         KPMG Peat Marwick LLP          KPMG Peat Marwick
                                                            LLP


          Investment Advisory Services.  BGFA provides investment advisory
          ----------------------------
services to the Master Portfolio in which the S-I Term Fund invests (the "Master Portfolio") and the maximum advisory fee payable by the Master Portfolio is a monthly fee at an annual rate of 0.45% of the Master Portfolio's average daily net assets. BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. Wells Fargo Bank serves as investment sub-adviser to the Master Portfolio and is entitled to receive from BGFA monthly fees at the annual rate of 0.10% of the Master Portfolio's average daily net assets.

          Wells Fargo Bank provides investment advisory services to the Government Fund and the maximum advisory fee payable by the Government Fund is a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. WCM is the investment sub-adviser for the Government Fund. For providing sub-advisory services to the Government Fund, WCM is entitled to receive from Wells Fargo Bank a monthly fee at an annual rate of: 0.15% of the Fund's average daily net assets up to the first $400 million, 0.125% of the next $400 million, and 0.10% of all assets over $800 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets and WCM provided investment advisory services for over $32 billion in assets.

          For the fiscal year ended February 28, 1998, after waivers and reimbursements, the Master Portfolio paid advisory fees at the annual rate of 0.45% of its average daily net assets. For the fiscal year ended March 31, 1998, after waivers and reimbursements, the

Government Fund paid advisory fees at the annual rate of 0.40% of its average daily net assets.

          Wells Fargo & Company/Norwest Merger -- Wells Fargo & Company, the
          ------------------------------------
parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the fourth quarter of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Boards of Stagecoach and MasterWorks that the merger will not reduce the level or quality of advisory and other services it and WCM provide to the Government Fund.

          Administrative Services.  Stephens and BGI are the S-I Term Fund's co-
          -----------------------
administrators. Stephens and BGI provide the S-I Term Fund with administrative services, including, among other things, general supervision of the Fund's non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the Board of Directors and officers of MasterWorks. Stephens and BGI have agreed to assume all of the ordinary operating expenses of the S-I Term Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees). For these services and the assumption of expenses, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.18% of the S-I Term Fund's average daily net assets. Wells Fargo Bank and Stephens are the Government Fund's administrator and co-administrator, respectively, and are entitled to receive monthly fees at annual rates of 0.03% and 0.04%, respectively, of the Fund's assets for providing these services.

          Distribution and Shareholder Servicing Arrangements.  Shares of the S-
          ---------------------------------------------------
I Term Fund and the Government Fund are distributed by Stephens, a full service broker-dealer, pursuant to a distribution agreement. Pursuant to Rule 12b-1 under the 1940 Act, Stagecoach has adopted a Distribution Plan on behalf of the Class A shares of the Government Fund (the "Distribution Plan"). The Distribution Plan allows the Government Fund to pay up to 0.05% of its average daily net assets for the reimbursement of actual expenses incurred for distribution and shareholder services ("Rule 12b-1 fees"). Long-term holders of shares of the Government Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD"). There are no Rule 12b-1 fees associated with an investment in the S-I Term Fund.

          The Directors of MasterWorks and Stagecoach Funds also have approved Shareholder Servicing Plans for the S-I Term Fund and Government Fund (the "Servicing Plans"), respectively, pursuant to which they have entered into Shareholder Servicing Agreements. For these services, the S-I Term Fund and the Government Fund may pay a monthly fee equal to 0.10% and 0.30%, respectively, of the average daily net assets of such Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less.
For the fiscal years ended February 28, 1998 and March 31, 1998, the S-I Term Fund and the Government Fund, respectively, paid Shareholder Servicing fees, after waivers and reimbursements, as follows:


                                        ANNUAL SHAREHOLDER SERVICING FEE
                                        --------------------------------
S-I Term Fund                                        0.10%*
Government Fund                                      0.30%

-----------
* Stephens and BGI as co-administrators to pay these shareholder servicing fees out of the fees each receives for co-administration services.

     VII. COMPARISON OF DIVIDEND POLICIES

          Both Funds pay monthly dividends from net investment income and distribute capital gains, if any, at least annually. Each Fund allows shareholders to reinvest the dividends in the Fund or receive cash payments. In addition, the Government Fund offers the option to automatically invest dividends in shares of other Stagecoach Funds.

    VIII. COMPARISON OF FEES AND EXPENSES

          The following comparison is based on current information for the S-I Term and Government Funds, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. There can be no assurances that the waivers or reimbursements will continue after the end of the current fiscal year.

                         SHAREHOLDER TRANSACTION EXPENSES
                         --------------------------------
                                                              PRO FORMA
                            S-I TERM   GOVERNMENT FUND  (AFTER CONSOLIDATION)
                              FUND         CLASS A             CLASS A
                            --------   ---------------    -----------------
Maximum Sales
Load Imposed
on Purchases
(as a percentage
of offering price)........  None            3.00%               3.00%

                       ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)

                                                                    PRO FORMA
                                 S-I TERM   GOVERNMENT FUND   (AFTER CONSOLIDATION)
                                   FUND         CLASS A              CLASS A
                                 ---------  ----------------  ----------------------
Management Fees*                   0.45%         0.40%               0.40%
Distribution Fees                  0.00%         0.05%               0.05%
Other Expenses                     0.18%         0.51%               0.51%
                                   ----          ----                ----

TOTAL FUND OPERATING EXPENSES      0.63%         0.96%               0.96%

---------
* In the case of the S-I Term Fund, management fees are paid by the Master Portfolio.

EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in shares of the specified fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                   1 Year  3 Years  5 Years  10 Years
                   ------  -------  -------  --------
S-I Term Fund         $ 6      $20      $35      $ 79
Government Fund       $40      $60      $81      $144
Pro Forma             $40      $60      $81      $144


           Annual Fund operating expenses for the shares of the S-I Term Fund and the Government Fund are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. There can be no assurances that waivers or reimbursements will continue.

          With respect to the S-I Term Fund, Stephens and BGI have agreed to assume all of the ordinary operating expenses of the Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees). There is no similar arrangement in place for the Government Fund, which means that, absent voluntary fee waivers or expense reimbursements, the Government Fund bears all of its own ordinary (as well as extraordinary) operating expenses.

RISK CONSIDERATIONS

          Each Fund is subject to credit risk and interest rate risk on investments in debt securities. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal.
Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Interest rate
increases usually result in a decrease in the value of debt securities.   Each
Fund maintains an average weighted portfolio maturity of 2 - 5 years, resulting in similar exposure to interest rate risk.

          The Government Fund invests primarily in obligations of the U.S. Government, its agencies and instrumentalities, which are subject to interest rate risk, but have low credit risk. Some U.S. Government obligations are backed by the full faith and credit of the United States, while others are only backed by the agency or instrumentality that issues or guarantees the instrument. The U.S. Government does not guarantee the market value or current yield of its obligations.

          The S-I Term Fund invests, through the Master Portfolio, in a mix of U.S. Government obligations and in corporate bonds that are rated in the top four rating categories by an NRSRO. A portion of the Government Fund's assets also is generally invested in corporate bonds. Corporate bonds expose investors to greater credit risk than U.S. Government obligations and are generally higher yielding.

             The following table compares the investment allocations of the Funds as of June 30, 1998.

--------------------------------------------------------------------------------
                   PORTFOLIO DIVERSIFICATION AS OF 6/30/98:
--------------------------------------------------------------------------------
MASTERWORKS S-I TERM FUND (Single Class)   STAGECOACH GOVERNMENT FUND  (Class A)
--------------------------------------------------------------------------------
U.S. Treasury Bonds          10%           U.S. Treasury Bonds             2%
U.S. Treasury Notes          32%           U.S. Treasury Notes            16%
U.S. Government agencies      9%           U.S. Government agencies       45%
Corporate Bonds              49%           Corporate Bonds                32%
Foreign Issuer Bonds          0%           Foreign Issuer Bonds            2%
Cash                          0%           Cash                            3%
--------------------------------------------------------------------------------

          ADDITIONAL RISK CONSIDERATIONS

          The S-I Term Fund may not purchase unrated investments, whereas the Government Fund may invest up to 5% of its net assets in unrated investments. However, the S-I Term Fund is not obligated to sell securities that lose their rating after purchase and, therefore, the S-I Term Fund also may hold unrated investments. Unrated investments may be more sensitive to economic conditions and have higher interest rate and credit risk.

          The S-I Term Fund may enter into futures transactions, and each Fund may invest in certain floating- and variable-rate securities. Some of these and other portfolio securities may be considered derivatives, which may be more sensitive than direct securities to changes in interest rates and sudden market moves. The Government Fund may invest in Stripped Treasury Securities, which may have greater interest rate risk than traditional government securities with identical credit ratings.

          Each Fund may invest up to 25% of its assets in high-quality, U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks.

          Market risk is the risk that the value of a bond or other security will be reduced by market activity. By investing to a greater extent in corporate bonds, the S-I Term Fund has greater market risk exposure than the Government Fund. Counter party risk is the risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation. Both Funds invest in repurchase agreements. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk, which is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

CAPITALIZATION

          The following table shows the capitalization of each Fund as of June 30, 1998, and on a pro forma basis as of June 30, 1998 after giving effect to the Consolidation:

                                S-I         GOVERNMENT     PRO FORMA
                                TERM           FUND        COMBINED
                                FUND      CLASS A SHARES   CLASS A SHARES
                             -----------  ---------------  --------------
Net assets                   $10,568,179   $ 38,148,574*   $48,716,753
Net asset value per share    $      9.35   $       9.97    $      9.97

Shares outstanding             1,130,818      3,824,728    $ 4,885,224
Shares authorized            300 Million    500 Million    500 Million

___________________
* Total Net Assets for the Government Fund including all share classes is $135,808,583.

The Government Fund's financial highlights can be found in its Prospectus, which accompanies and is incorporated by reference into this Combined Prospectus/Proxy Statement. The Government Fund's financial statements and pro forma financial statements are included in the Statement of Additional Information to this Combined Prospectus/Proxy Statement and are incorporated by reference herein.


COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

          The investment objective, policies and strategies of the S-I Term Fund are generally similar to those of the Government Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Below is a table comparing the investment objectives and key policies of the Funds.

--------------------------------------------------------------------------------
 S-I TERM FUND                          GOVERNMENT FUND
--------------------------------------------------------------------------------
 OBJECTIVE:  Seeks to provide a total   OBJECTIVE:  Seeks to provide
 return, before fees and expenses,      investors with current income while
 exceeding that of the Lehman           preserving capital, by investing
 Brothers Intermediate                  primarily in a portfolio consisting
 Government/Corporate Bond Index.       of short- to intermediate term
                                        securities issued or guaranteed by
                                        the U.S. Government, its agencies and
                                        instrumentalities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 S-I TERM FUND                          GOVERNMENT FUND
--------------------------------------------------------------------------------

 IN PURSUING ITS OBJECTIVE:  The Fund   IN PURSUING ITS OBJECTIVE:  The Fund
 invests in a mix of U.S. Treasury      invests primarily in U.S. Government
 and agency debt securities,            obligations, including Treasuries,
 corporate bonds, CMOs, mortgage- and   CMOs, mortgage- and asset-backed
 asset-backed securities and money      securities and money market
 market instruments.                    instruments.  The Fund also may
                                        invest in corporate bonds.
--------------------------------------------------------------------------------
 KEY INVESTMENT POLICIES:
--------------------------------------------------------------------------------
* no minimum % of investments in U.S.   * at least 65% of investments in U.S.
  Government obligations or any other     Government obligations or repurchase
  particular category of debt             agreements collateralized by U.S.
  securities                              Government obligations

* only investment-grade securities are  * maximum of 5% of total assets in
  considered for investment; no           securities downgraded below
  requirement to sell securities          investment grade after purchase
  subsequently downgraded

* avg. weighted maturity: 2-5 years     * avg. weighted maturity: 2-5 years
--------------------------------------------------------------------------------


          THE S-I TERM FUND

          Since the investment characteristics of the S-I Term Fund directly correspond to those of the Short-Intermediate Term Master Portfolio, the discussion below relates to the various investments of and techniques employed by the Master Portfolio.

          Under normal market conditions, the Master Portfolio seeks to maintain an average weighted portfolio maturity generally in the 2-to-5 year range. In the case of mortgage-related, asset-backed and similar securities, the Master Portfolio uses the security's average life in calculating the Master Portfolio's average maturity. Under unusual market conditions, the Master Portfolio may shorten or lengthen its average weighted portfolio maturity.

          Only investment-grade securities are considered for investment. These securities will be identified by their ratings according to one of two major rating services, S&P and Moody's. Each service classifies securities into broad categories starting with "investment grade" at the top and ranging downward through more speculative classes, including so-called "junk bonds," to securities that are virtually worthless. The "investment grade" category is subdivided into four rating groups by both services. The four rating groups are called "AAA"/"Aaa," "AA"/"Aa," "A"/"A," and "BBB"/"Baa" by S&P and Moody's, respectively. Obligations with the lowest investment grade rating have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade debt obligations. The Master Portfolio may invest in securities of all four rating groups; however, most of the Master Portfolio's assets will be invested in securities that, at the time of purchase, are rated in the third group or higher, denoted "A" or better by both rating services. Asset-backed securities are further restricted to the top two rating groups at time of purchase. Mortgage-related securities, which are issued or guaranteed by U.S. Government agencies, are all currently considered to be in the highest rating category. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. Wells Fargo will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

          The Master Portfolio seeks to emphasize those maturity segments or rating groups that appear to offer the most favorable returns to their risks, within the maturity and quality ranges described above.

          The Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Master Portfolio's shares or when "defensive" strategies are appropriate.

          THE GOVERNMENT FUND

          Wells Fargo Bank, as the Government Fund's investment adviser, actively manages a diversified portfolio consisting primarily of short-to-intermediate-term U.S. Government obligations. The Government Fund may invest in securities of any maturity. Under ordinary circumstances, the Government Fund expects to maintain a dollar-weighted average maturity of between 2 and 5 years. The Government Fund seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.

          Under normal market conditions, the Government Fund invests at least 65% of total assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations. The Government Fund also may invest in investment grade corporate debt securities including asset-backed securities; no more than 5% of total assets in securities downgraded below investment grade after being acquired; up to 25% of assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.

          The Government Fund may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when the adviser believes it is in the best interest of shareholders to do so. In addition, the Government Fund may invest in forward currency exchange contracts to try to reduce currency exchange risks and from foreign securities investments. The Fund also may invest in certain derivative instruments such as options or futures contracts.

PORTFOLIO MANAGERS GOVERNMENT FUND

          Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Government Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst.

          Ms. Madeleine Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Government Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst.


                               *    *    *    *

          Because the investment objective, policies, strategies and restrictions of the S-I Term Fund and the Government Fund are generally similar, the overall level of investment risk should not materially change as a result of the Consolidation. For a more complete description of the Government Fund's and the S-I Term Fund's investment policies and restrictions, see "The Funds" in the Funds' Prospectus and "Additional Permitted Investments" in the Funds' Statements of Additional Information.

ADDITIONAL COMPARATIVE INFORMATION

          COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

          Sales Loads: The single class shares of the S-I Term Fund do not have
          -----------
a sales load. The Class A shares of the Government Fund, have a front-end sales load of 3.00%. The sales load is reduced in connection with certain volume purchases and is waived under certain other circumstances, such as in connection with certain retirement, benefit and pension plans. There are no sales charges on reinvested distributions.

          Minimum Investments:  The S-I Term Fund requires a minimum investment
          -------------------
amount of $1 million from direct buyers, although the requirement may be waived under certain circumstances. The Government Fund requires a minimum investment of $1,000 from direct buyers and additional investments in the Fund must be at least $100. Both Funds typically waive the minimum in connection with retirement, benefit and pension plans.

          Purchases:  Both Funds' shares may be purchased by mail, by wire or by
          ---------
phone, directly from the Fund, through a brokerage account with an approved selling or shareholder servicing agent, through certain retirement, benefit and pension plans, or through certain packaged investment products. Both Funds process requests at net asset value on the same day if the request is proper and received before 1 p.m. on a business day. In addition, Class A shares of the Government Fund may be purchased or redeemed monthly through various automated programs such as the AutoSaver and Systematic Withdrawal Plans and other dividend reinvestment and payment plans. Shareholder servicing agents with Approved Bank Accounts may transmit orders for S-I Term Fund shares on behalf of qualified buyers through the transfer agent.

          Redemptions:  Investors may redeem their shares free of charge on any
          -----------
business day by mail or telephone. Redemption proceeds are calculated at the next determined net asset value after a proper request is received, and are remitted generally within seven days. Benefit, pension, retirement and similar plan investors usually have separate established withdrawal procedures. Proceeds may sent by check or credited to a designated account for certain investors. There is a $5,000 minimum redemption request for wiring redemptions to an ACH linked bank account for the Government Fund.

          Exchanges: Exchanges between the single class of shares of the S-I
          ---------
Term Fund and single class shares of other MasterWorks Funds are at the next determined net asset value and there are no fees for exchanging. The Class A shares of the Government Fund similarly may be exchanged for Class A shares of other Stagecoach Funds, but will pay a sales load differential where such shares are exchanged for Class A shares with a higher front-end sales load. Exchanges also are permitted between Class A shares and certain other classes of shares of Stagecoach Funds.


COMPARISON OF PERFORMANCE

--------------------------------------------------------------------------------
        AVERAGE ANNUAL RETURN AS OF  6/30/98 -- EXCLUDING SALES CHARGES
--------------------------------------------------------------------------------
                                           Stagecoach
   MasterWorks                           Government Fund
  S-I Term Fund         Benchmark/1/      Class A Shares        Benchmark/2/
------------------      ------------     ------------------     ------------
   YTD    3.04%            3.47%            YTD    2.93%              3.39%
   1 yr.  8.15%            8.54%            1 yr.  7.53%              8.42%
   3 yr.  6.35%            6.91%            3 yr.  6.22%              6.71%

------------------
/1/   Lehman Brothers Intermediate Government/Corporate Bond Index.  The Index
has an average weighted maturity of one to ten years and includes both government and corporate bonds.

/2/ The Lehman Brothers Treasury Note Index is an unmanaged index of U.S. Treasury 2-10 year notes.

                  Yield for the Period Ended June 30, 1998/*/
                  ----------------------------------------

Fund                                          Thirty-Day Yield
----                                          -----------------
                                        After Waiver   Before Waiver
                                        ------------   -------------
S-I Term Fund                                N/A            5.47%

Government Fund  -  Class A                 5.55%           5.26%

----------------------
/*/ The amounts shown above reflect all front-end sales charges for the Government Fund. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

          Additional information regarding the performance of the Government Fund is contained in Exhibit B to this Combined Prospectus/Proxy Statement.


MISCELLANEOUS

ORGANIZATION OF MASTERWORKS AND STAGECOACH

          Both MasterWorks and Stagecoach are registered as open-end management investment companies under the 1940 Act. MasterWorks currently consists of 12 series of shares and Stagecoach currently offers over 30 separate funds.

          MasterWorks and Stagecoach are each organized as Maryland Corporations and each are subject to the provisions of its respective Articles of Incorporation and By-Laws. MasterWorks incorporated on October 15, 1992; Stagecoach was incorporated on September 9, 1991. Shares of each Fund have a par value of $.001 per share. The Government Fund consists of
1.5 billion shares (500 million per class). Shares of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law. Shares of the Funds have no preemptive rights and have only such conversion and exchange rights as the Board of Directors of MasterWorks or the Board of Directors of Stagecoach, respectively, may grant in their discretion. When issued for payment as described in their respective prospectuses, each Fund's shares are fully paid and non-assessable.

          Each share of the S-I Term Fund and each Class A Share of the Government Fund represents an equal proportionate interest in the Fund with other shares of the same class. Each share is entitled to cash dividends and distributions earned on such shares as may be declared in the discretion of the Board of Directors. Shares of each class of the Government Fund bear a pro rata portion of all operating expenses paid by the Fund, except that certain expenses relating to class-specific services (such as distribution and shareholder servicing fees) may be allocated to a particular class.

APPROVAL AND CONSUMMATION OF THE PROPOSED TRANSACTION

          It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of MasterWorks and Stagecoach also may solicit proxies by telephone, telegraph or personal interview. Shareholders may vote by
(1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling Shareholder Communications Corp. ("SCC") toll-free at [1-800-733-8481, EXT. ___ FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME]; or (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to [SCC AT 1-800-733-1885]. SCC has been retained by MasterWorks to assist in the tabulation of proxy votes for Consolidation. In addition, MasterWorks may retain an agent to assist in the solicitation of proxies with the Consolidation.

          Only shareholders of record at the close of business on October 9, 1998, will be entitled to vote at the Special Meeting. On that date, ___________ S-I Term Fund shares were outstanding and entitled to be voted. The date of the first mailing of this Combined Prospectus/Proxy Statement to shareholders is approximately [OCTOBER __, 1998].

          Shareholders holding more than one-third of the outstanding shares of the S-I Term Fund at the close of business on the Record Date will be deemed sufficient to constitute a quorum for the transaction of business at the Special Meeting. Pursuant to Maryland law, the affirmative vote of the holders of a majority of the outstanding voting securities of the S-I Term Fund, is required for approval of the Plan. If the S-I Term Fund's shareholders do not approve the proposed Consolidation, MasterWorks' Board of Directors will consider what other alternatives would be in the shareholders' best interests, including possibly, approving a Plan of Liquidation.

          Any proxy which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of any instructions, such proxy will be voted in favor of the Plan. Any shareholder giving a proxy may revoke it at any time before it is exercised
(i) by submitting to MasterWorks a written notice of revocation, (ii) by submitting to MasterWorks a subsequently executed proxy or (iii) by attending the Special Meeting and voting in person. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

          The duly appointed Proxies may, in their discretion, vote upon such other matters as properly may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Consolidation. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In case any such adjournment is proposed, the duly appointed Proxies will vote those proxies which they are entitled to vote for the Plan in favor of adjournment, and will vote those proxies required to be voted against the Plan against adjournment.

ADDITIONAL INFORMATION

          MasterWorks is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

          The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne jointly by the Funds and is estimated to be $7,500.00. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile or other electronic means by officers of MasterWorks, personnel of BGFA or Stephens, or an agent of MasterWorks.

SUBSTANTIAL SHAREHOLDERS

          As of June 1, 1998,* the shareholders identified below were known by MasterWorks to own 5% or more of the S-I Term Fund's outstanding shares in the following capacity:


                       NAME AND ADDRESS OF                      PERCENTAGE     NATURE OF
NAME OF FUND               SHAREHOLDER                           OF FUND       OWNERSHIP
------------          --------------------                     -----------     ---------
S-I Term Fund         Merrill Lynch Trust Co. FSB                 70.78%        Record
                      FBO Various 401K Plans
                      P.O. Box 62000
                      San Francisco, CA 94162

                      Merrill Lynch Pierce Fenner & Smith         26.38%        Record
                      For the sole benefit of its customers
                      4800 Deer Lake Drive, East, 3rd Floor
                      Jacksonville, FL 32246

-------------
* As of the close of business on June 1, 1998, the officers and Directors of MasterWorks as a group beneficially owned less than 1% of the outstanding shares of MasterWorks Funds.

          As of June 30, 1998,* the Class A shareholders identified below were known by Stagecoach to own 5% or more of the Government Fund's outstanding shares in the following capacity:


                     NAME AND                    TYPE OF                 PERCENTAGE                 PERCENTAGE
NAME OF FUND         ADDRESS                     OWNERSHIP                OF CLASS                 OF PORTFOLIO
------------       -----------                  -----------             -----------                -----------
Government Fund    Wells Fargo Bank, TTEE       Institutional Class        6.28%                     4.20%
                   Choicemaster                 Record Holder
                   P.O. Box 9800
                   Calabasas, CA 91372-0800

                   Dim & co.                    Institutional Class       25.41%                   16.98%
                   Attn: MF Dept. A88-4         Record Holder
                   P.O. Box 9800
                   Calabasas, CA 91372-0800

                   Virg & Co                    Institutional Class       34.22%                   22.87%
                   Attn: MF Dept. A88-4         Record Holder
                   P.O. Box 9800
                   Calabasas, CA 91372-0800

                   Hep & Co.                    Institutional Class       31.71%                   21.20%
                   Attn: MF Dept. A88-4         Record Holder
                   P.O. Box 9800 MAC 9139-027
                   Calabasas, CA 91302

                   Wells Fargo Bank             Class A                   24.16%                    6.69%
                   FBO Retirement Plans         Record Holder
                   Omnibus
                   P.O. Box 63015
                   San Francisco, CA 94163

                   Virg & Co.                   Class A                   13.83%                    3.83%
                   c/o Wells Fargo Bank         Record Holder
                   P.O. Box 9800 MAC 9139-027
                   Calabasas, CA 91372

------------
* As of the close of business on June 30, 1998, the officers and Directors of Stagecoach as a group beneficially owned less than 1% of the outstanding shares of Stagecoach Funds.

OTHER BUSINESS

          The Board of Directors of MasterWorks Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Consolidation, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

FUTURE SHAREHOLDER PROPOSALS

          Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting.
Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in MasterWorks Fund's proxy statement and is subject to limitations under the 1934 Act. Because MasterWorks Funds does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

                                                                       EXHIBIT A


                                 AGREEMENT AND

                                    PLAN OF

                                 CONSOLIDATION

                                    FOR THE
                          SHORT-INTERMEDIATE TERM FUND

                           OF MASTERWORKS FUNDS INC.

                                    AND THE

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                           OF STAGECOACH FUNDS, INC.



                                OCTOBER __, 1998

     This AGREEMENT AND PLAN OF CONSOLIDATION (the "Plan") is made as of this
                                                    ----
[_____] day of October, 1998, by and among MasterWorks Funds Inc. ("MasterWorks"), a Maryland corporation, for itself and on behalf of the Short-
  -----------
Intermediate Term Fund (the "S-I Term Fund"), Managed Series Investment Trust
                             -------------
("MSIT"), a Delaware business trust, for itself and on behalf of the Short-
  ----
Intermediate Term Master Portfolio (the "S-I Term Master Portfolio") in which
                                         -------------------------
the S-I Term Fund invests, and Stagecoach Funds, Inc. ("Stagecoach"), a Maryland
                                                        ----------
corporation, for itself and on behalf of the Short-Intermediate U.S. Government Income Fund (the "Government Fund").
                  ---------------

     WHEREAS, each of MasterWorks, MSIT and Stagecoach is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
 ---                                                              --------
and

     WHEREAS, the S-I Term Fund pursues its investment objective by investing substantially all of its assets in the S-I Term Master Portfolio and the Government Fund pursues its investment objective by investing directly in a portfolio of securities; and

     WHEREAS, the parties desire that the assets and liabilities of the S-I Term Fund be conveyed to, and be acquired and assumed by, the Government Fund, in exchange for shares of equal value of the Government Fund which shall thereafter promptly be distributed to the shareholders of the S-I Term Fund in connection with its liquidation as described in this Plan (the "Consolidation"); and
                                                     -------------

     WHEREAS, the parties intend that the Consolidation qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that Government Fund and S-I Term
                               ----
Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation;

     NOW, THEREFORE, in accordance with the terms and conditions described herein, the S-I Term Fund and the Government Fund shall be consolidated as follows:

   1.    Conveyance of Assets of S-I Term Fund.
         -------------------------------------

         (a) At the Effective Time of the Consolidation (as defined in Section
9), all assets of every kind, and all interests, rights, privileges and powers of the S-I Term Fund, subject to all liabilities of the S-I Term Fund existing as of the Effective Time of the Consolidation (the "Fund Assets"), shall be
                                                    -----------
transferred and conveyed by the S-I Term Fund to the Government Fund and shall be accepted and assumed by the Government Fund, as more particularly set forth in this Plan, such that at and after the Effective Time of the Consolidation:
(i) all assets of the S-I Term Fund shall become and be the assets of the Government Fund; and (ii) all liabilities of the S-I Term Fund shall attach to the Government Fund, enforceable against the Government Fund to the same extent as if initially incurred by it.

         (b) It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by the S-I Term Fund, and any deferred or prepaid expenses shown as an asset on the S-I Term Fund's books and that the liabilities of the S-I Term Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Consolidation.

         (c) It is understood and agreed that the S-I Term Master Portfolio will liquidate the S-I Term Fund's interest in the S-I Term Master Portfolio through an in-kind redemption, effective at or before the Effective Time of Consolidation, so that the Fund Assets will consist primarily of the portfolio securities held by the S-I Term Master Portfolio immediately before the Effective Time of the Consolidation.

         (d) At least fifteen (15) business days prior to the Closing Date, (as defined in Section 9), the S-I Term Master Portfolio will provide to the Government Fund, a schedule of its securities and other assets and known liabilities. It is understood and agreed that the S-I Term Master Portfolio may sell any of the securities or other assets shown on the list of assets prior to the Effective Time of the Consolidation but will not, without the prior approval of the Government Fund, acquire any additional securities other than securities which the Government Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Closing Date, the Government Fund will advise the S-I Term Master Portfolio of any investments of the S-I Term Master Portfolio shown on such schedule which the Government Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. The S-I Term Master Portfolio, if requested by the Government Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements. In addition, if it is determined that the portfolios of the S-I Term Master Portfolio and the Government Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Government Fund, the S-I Term Master Portfolio, if requested by the Government Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Consolidation.

       (e) The Fund Assets shall be transferred and conveyed to the Government Fund on the following basis:

           (1) In exchange for the transfer of the Fund Assets, the Government Fund shall simultaneously issue to the S-I Term Fund at the Effective Time of the Consolidation full and fractional Class A Shares of Common Stock in of the Government Fund having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined as provided in this Plan. In this regard, the number of full and fractional shares of the Government Fund delivered to the S-I Term Fund shall be determined by dividing the value of the Fund Assets, computed in the manner and as of the time and date set forth in this Plan, by the net asset value of one Government Fund Class A Share, computed in the manner and as of the time and date set forth in this Plan.

           (2) The net asset value of shares to be delivered by the Government Fund, and the net value of the Fund Assets to be conveyed by the S-I Term Fund, shall, in each case, be determined as of the Valuation Time as defined in Section 3. The net asset value of Class A Shares of the Government Fund shall be computed in accordance with its then current valuation procedures. In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Government Fund's then current valuation procedures.

   2.    Liquidation of S-I Term Fund.  At the Effective Time of the
         ----------------------------
Consolidation, the S-I Term Fund shall make a liquidating distribution to its shareholders as follows: Shareholders of record of the S-I Term Fund shall be credited with full and fractional shares of the Class A Shares of common stock that are issued by the Government Fund in connection with the Consolidation corresponding to the S-I Term Fund shares that are held of record by the shareholder at the Effective Time of the Consolidation. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Consolidation with respect to the S-I Term Fund shares that are held of record by the shareholder at the Effective Time of the Consolidation, and Stagecoach shall record on its books the ownership of the respective Government Fund shares by such shareholders.
All of the issued and outstanding shares of the S-I Term Fund at the Effective Time of the Consolidation shall be redeemed and canceled on the books of MasterWorks at such time. As soon as reasonably possible after the Effective Time of the Consolidation, MasterWorks shall wind up the affairs of the S-I Term Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the S-I Term Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the S-I Term Fund in accordance with all applicable laws.

   3.    Valuation Time.  The "Valuation Time" shall be the time as of which
         ---------------       --------------
the net asset value of shares of each of the S-I Term Fund and the Government Fund is determined pursuant to the Government Fund's valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

   4.    Certain Representations, Warranties and Agreements of MasterWorks.
         -----------------------------------------------------------------
MasterWorks, on behalf of itself and, where appropriate, the S-I Term Fund, represents and warrants to, and agrees with, Stagecoach and MSIT as follows; such representations, warranties and agreements being made on behalf of the S-I Term Fund on a several (and not joint, or joint and several) basis:

         (a) MasterWorks is a corporation, duly created, validly existing and in good standing under the laws of the State of Maryland. MasterWorks is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

         (b) MasterWorks has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Plan.

         (c) This Plan has been duly authorized by the Board of Directors of MasterWorks, and executed and delivered by duly authorized officers of MasterWorks, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Plan will not, violate MasterWorks' Amended and Restated Articles of Incorporation or By-Laws or any material agreement or arrangement to which it is a party or by which it is bound.

         (d) The S-I Term Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

         (e) MasterWorks has valued, and will continue to value, the portfolio securities and other assets of the S-I Term Fund in accordance with applicable legal requirements.

         (f) The proxy materials included within the Form N-14 Registration Statement (the "N-14 Registration Statement") from its effective date with the
                ---------------------------
SEC, through the time of the shareholders meeting referred to in Section 7 and the Effective Time of the Consolidation, insofar as they relate to MasterWorks,
(i) shall comply in all material respects with the applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act
                                         --------
of 1934, as amended (the "1934 Act") and the 1940 Act, the rules and regulations
                          --------
thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

         (g) All of the issued and outstanding shares of the S-I Term Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

         (h) MasterWorks shall operate the business of the S-I Term Fund in the ordinary course between the date hereof and the Effective Time of the Consolidation, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

         (i) At the Effective Time of the Consolidation, the S-I Term Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

         (j) At the Effective Time of the Consolidation, all federal and other tax returns and reports of the S-I Term Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of S-I Term Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

   5.    Certain Representations, Warranties and Agreements of MSIT.  MSIT,
         ----------------------------------------------------------
on behalf of itself and, where appropriate, the S-I Term Master Portfolio, represents and warrants to, and agrees with, MasterWorks and Stagecoach as follows; such representations, warranties and agreements being made on behalf of the S-I Term Master Portfolio on a several (and not joint, or joint and several) basis:

         (a) MSIT is a business trust, duly created, validly existing and in good standing under the laws of the State of Delaware. MSIT is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

         (b) MSIT has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Plan.

         (c) This Plan has been duly authorized by the Board of Trustees of MSIT, and executed and delivered by duly authorized officers of MSIT, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Plan will not, violate MSIT's Amended and Restated Agreement and Declaration of Trust or By-Laws or any material agreement or arrangement to which it is a party or by which it is bound.

         (d) MSIT has qualified the Term Master Portfolio as a partnership under the Code as of and since S-I Term Master Portfolio's inception; S-I Term Master Portfolio has been a partnership under the Code at all times since its inception; and S-I Term Master Portfolio qualifies and shall continue to qualify as a partnership for all taxable years ending on or after the Effective Time for the Consolidation.

         (e) MSIT has valued, and will continue to value, the portfolio securities and other assets of the S-I Term Master Portfolio in accordance with applicable legal requirements.

         (f) The proxy materials included within the N-14 Registration Statement from its effective date with the SEC, through the time of the shareholders meeting referred to in Section 7 and the Effective Time of the Consolidation, insofar as they relate to MSIT, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

         (g) All of the issued and outstanding interests in the S-I Term Master Portfolio have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws, or available exemptions thereto.

         (h) MSIT shall operate the business of the S-I Term Master Portfolio in the ordinary course between the date hereof and the Effective Time of the Consolidation. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

   6.    Certain Representations, Warranties and Agreements of Stagecoach.
         ----------------------------------------------------------------
Stagecoach, on behalf of itself and where appropriate, the Government Fund, represents and warrants to, and agrees with MasterWorks and MSIT as follows; such representations, warranties and agreements being made on behalf of the Government Fund on a several (and not joint, or joint and several) basis:

         (a) Stagecoach is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland. Stagecoach is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

         (b) Stagecoach has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Plan.

         (c) This Plan has been duly authorized by the Board of Directors of Stagecoach, and executed and delivered by duly authorized officers of Stagecoach, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or By-Laws of Stagecoach or any material agreement or arrangement to which it is a party or by which it is bound.

         (d) The Government Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

         (e) Stagecoach has valued, and will continue to value, the portfolio securities and other assets of the Government Fund in accordance with applicable legal requirements.

         (f) The N-14 Registration Statement, including the proxy materials contained therein, from its effective date with the SEC through the time of the shareholders meeting referred to in Section 7 and at the Effective Time of the Consolidation, insofar as it relates to Stagecoach, the Government Fund, the core portfolio in which the Government Fund invests, or the Class A Shares of the Government Fund to be issued pursuant thereto (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

         (g) The shares of the Government Fund to be issued and delivered to the S-I Term Fund for the account of the shareholders of the S-I Term Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Consolidation and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Government Fund shall have any preemptive right of subscription or purchase in respect thereto.

         (h) All of the issued and outstanding shares of the Government Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

         (i) Stagecoach shall operate the business of the Government Fund in the ordinary course between the date hereof and the Effective Time of the Consolidation. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

         (j) At the Effective Time of the Consolidation, all federal and other tax returns and reports of the Government Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Government Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

   7.    Shareholder Action.  As soon as practicable after the effective date
         ------------------
of the N-14 Registration Statement MasterWorks shall hold meeting(s) of the shareholders of the S-I Term Fund for the purpose of considering and voting upon:

         (a) approval of this Plan and the Consolidation contemplated hereby;
and

         (b) such other matters as may be determined by the Board of Directors of MasterWorks.

   8.    Regulatory Filings.  As soon as practicable, Stagecoach shall file
         ------------------
an N-14 Registration Statement, which shall include all proxy materials required in connection with the S-I Term Fund shareholder approval referenced in Section 7, with the SEC, and, where required, with appropriate state securities regulatory authorities.

   9.    Closing Date, Effective Time of the Consolidation.  The "Closing
         -------------------------------------------------        -------
Date" shall be December 4, 1998, or such earlier or later date as may be
----
mutually agreed in writing by the parties hereto. Delivery of the Fund Assets and the shares of the Government Fund to be issued pursuant to Section 1 and the liquidation of the S-I Term Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed in writing, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Consolidation." To
                                     -----------------------------------
the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Consolidation, MasterWorks shall cause such Fund Assets to be transferred in accordance with this Plan at the earliest practicable date thereafter.

   10.   Conditions to MasterWorks and MSIT Obligations.  The obligations of
         ----------------------------------------------
MasterWorks and MSIT hereunder shall be subject to the following conditions precedent:

         (a) This Plan and the Consolidation shall have been approved by the Board of Directors of Stagecoach and by a majority of the shareholders of the S-I Term Fund in the manner required by applicable law and this Plan.

         (b) All representations and warranties of Stagecoach made in this Plan shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Consolidation.

         (c) Stagecoach shall have delivered to MasterWorks a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MasterWorks and dated as of the Closing Date, to the effect that the representations and warranties of Stagecoach in this Plan are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Government Fund may properly acquire under its investment objectives, policies and limitations and may otherwise be lawfully acquired by the Government Fund.

         (d) MasterWorks shall have received an opinion of Morrison & Foerster LLP, as counsel to Stagecoach, in form reasonably satisfactory to MasterWorks and dated the Closing Date, substantially to the effect that (i) Stagecoach is a corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the Government Fund to be delivered to the S-I Term Fund as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Stagecoach; (iii) this Plan has been duly authorized, executed and delivered by Stagecoach, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding whether at law or in equity; (iv) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or By-Laws of Stagecoach or any material contract known to such counsel to which Stagecoach is a party or by which it is bound; and (v) no consent, approval, notice, authorization or order of any court or governmental authority is required for the consummation by Stagecoach of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Consolidation. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to MasterWorks.

         (e) MasterWorks shall have received an opinion of Morrison & Foerster LLP addressed to Stagecoach and MasterWorks in a form reasonably satisfactory to them, and dated the Closing Date, with respect to the matters specified in Subsection 11(h).

         (f) MasterWorks shall have received a memorandum addressed to Stagecoach and MasterWorks, in a form reasonably satisfactory to them, prepared by Stephens, or another person approved by the parties, concerning the compliance by

Stagecoach with applicable notice or filing requirements of state securities laws in connection with the offering and issuance of shares pursuant to this Plan.

         (g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of Stagecoach, contemplated by the SEC.

         (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

         (i) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act.

         (j) Stagecoach shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Consolidation.

         (k) MasterWorks shall have received from Stagecoach a duly executed instrument whereby the Government Fund assumes all of the liabilities of the S-I Term Fund.

         (l) MasterWorks shall have received a letter from KPMG Peat Marwick LLP addressed to Stagecoach and MasterWorks in form reasonably satisfactory to them, and dated the Closing Date, to the effect that on the basis of limited procedures as agreed to by Stagecoach and MasterWorks and described in such letter (but not an examination in accordance with generally accepted auditing standards) (i) nothing came to their attention that caused them to believe that the unaudited pro forma financial statements included in the N-14 Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts, (ii) the data used in the calculation of the current and pro forma expense ratios of the Stagecoach Fund appearing in the N-14 Registration Statement and Consolidation Proxy Materials agree with underlying accounting records of the Government Fund or to written estimates provided by officers of Stagecoach having responsibility for financial and reporting matters and were found to be mathematically correct, and (iii) the information relating to the Government Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Government Fund or from schedules prepared by officers of Stagecoach having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

   11.   Stagecoach Conditions.  The obligations of Stagecoach hereunder
         ---------------------
shall be subject to the following conditions precedent:

         (a) This Plan and the Consolidation shall have been approved by the Board of Trustees of MSIT, the Board of Directors of MasterWorks and by a majority of the shareholders of the S-I Term Fund in the manner required by applicable law and this Plan.

         (b) MSIT shall have delivered to Stagecoach a statement of assets and liabilities of the S-I Term Master Portfolio, showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of MSIT as having been prepared in accordance with generally accepted accounting principles consistently applied.

         (c) MasterWorks shall have duly executed and delivered to Stagecoach such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Stagecoach may deem necessary or desirable to transfer
 --------------------
all of the S-I Term Fund's right, title and interest in and to the Fund Assets.

         (d) All representations and warranties of MasterWorks and MSIT made in this Plan shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Consolidation.

         (e) MasterWorks shall have delivered to Stagecoach a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Stagecoach and dated as of the Closing Date, to the effect that the representations and warranties of the MasterWorks in this Plan are true and correct at and as of the Valuation Time.

         (f) Stagecoach shall have received an opinion of Morrison & Foerster LLP, as counsel to MasterWorks, in a form reasonably satisfactory to Stagecoach and dated the Closing Date, substantially to the effect that (i) MasterWorks is a corporation duly established and validly existing under the laws of the State of Maryland; (ii) this Plan and the Transfer Documents have been duly authorized, executed and delivered by MasterWorks and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or By-Laws of MasterWorks or any material contract known to such counsel to which MasterWorks is a party or by which it is bound; (iv) the only Plan shareholder approvals required with respect to the consummation of the transactions contemplated by this Plan are the approval of a majority of the shareholders of the S-I

Term Fund; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MasterWorks of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Consolidation. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Stagecoach.

         (g) Stagecoach shall have received an opinion of Morrison & Foerster LLP, as counsel to MSIT, in a form reasonably satisfactory to Stagecoach and dated the Closing Date, substantially to the effect that (i) MSIT is a business trust duly established and validly existing under the laws of the State of Delaware; (ii) this Plan has been duly authorized, executed and delivered by MSIT and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Agreement and Declaration of Trust or By-Laws of MSIT or any material contract known to such counsel to which MSIT is a party or by which it is bound; and (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MSIT of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Consolidation. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Stagecoach.

         (h) Stagecoach shall have received an opinion of Morrison & Foerster LLP addressed to Stagecoach and Masterworks in a form reasonably satisfactory to them, and dated the Closing Date, substantially to the effect that, based upon reasonable representations made in certificates provided by Stagecoach and Masterworks, their affiliates and/or principal shareholders, and facts and assumptions set forth in such opinion, for federal income tax purposes (i) the Consolidation will constitute a "reorganization" within the meaning of Section 368(a), of the Code and the Government Fund and S-I Term Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the S-I Term Fund as a result of the Consolidation; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Government Fund as a result of the Consolidation; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the S-I Term Fund on the distribution to them by the S-I Term Fund of shares of the Government Fund in exchange for their shares of the S-I Term Fund; (v) in accordance with Section 358(a)(1) of the Code, the basis of the Government Fund shares received by each shareholder of the S-I Term Fund will be the same as the basis of the shareholder's S-I Term Fund shares immediately prior to the Consolidation; (vi) in accordance with Section 362(b) of the Code, the basis of the Fund Assets received by the Government Fund will be the same as the basis of such Fund Assets in the hands of the S-I Term Fund immediately prior the Consolidation; (vii) in accordance with Section 1223(1) of the Code, a shareholder's holding period for Government Fund shares will be determined by including the period for which the shareholder held the shares of the S-I Term Fund exchanged therefor, provided that the shareholder held such shares of the S-I Term Fund as a capital asset; (viii) in accordance with Section 1223(2) of the Code, the holding period of the Government Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the S-I Term Fund; and (ix) in accordance with Section 381(a) of the Code, the Government Fund will succeed to the tax attributes of the S-I Term Fund described in Section 381(c) of the Code.

         (i) The Fund Assets to be transferred to the Government Fund under this Plan shall include no assets which the Government Fund may not properly acquire pursuant to its investment objectives, policies or restrictions or may not otherwise lawfully acquire.

         (j) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Stagecoach, contemplated by the SEC.

         (k) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

         (l) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act.

         (m) MasterWorks and MSIT shall have performed and complied in all material respects with each of their respective agreements and covenants required by this Plan to be performed or complied with by them prior to or at the Valuation Time and the Effective Time of the Consolidation.

         (n) Prior to the Valuation Time, S-I Term Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income (as defined in the Code and computed without regard to any deduction for dividends paid), if any, for all taxable periods or years ending on or before the Effective Time of the Consolidation, and all of its net capital gain, if any, realized in taxable periods or years ending on or before the Effective Time of the Consolidation.

   12.   Survival of Representations and Warranties.  The representations and
         ------------------------------------------
warranties of Stagecoach set forth in this Plan shall survive the delivery of the Fund Assets to the Government Fund and the issuance of the shares of the Government Fund at the Effective Time of the Consolidation.

   13.   Termination of Plan.  This Plan may be terminated by a party at or,
         -------------------
in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Consolidation by a vote of a majority of its Board of Directors/Trustees as provided below:

         (a) By MasterWorks or MSIT if the conditions set forth in Section 10 are not satisfied as specified in said Section;

         (b) By Stagecoach if the conditions set forth in Section 11 are not satisfied as specified in said Section;

         (c) By mutual consent of the parties.

   14.   Governing Law.  This Plan and the transactions contemplated hereby
         -------------
shall be governed, construed and enforced in accordance with the laws of the State of Maryland, except to the extent preempted by federal law.

  15.    Brokerage Fees and Expenses.
         ---------------------------

         (a) Each of MasterWorks, MSIT and Stagecoach represents and warrants that there are no brokers or finders entitled to receive any payments in connection with Consolidation.

         (b) Each of the S-I Term Fund, the S-I Term Master Portfolio and the Government Fund shall be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Consolidation is consummated.

   16.   Scope of Responsibilities.  The parties hereto agree that the
         -------------------------
responsibilities of MasterWorks, MSIT and Stagecoach under this Plan, shall not be binding on any of the Directors or Trustees, shareholders, officers, agents or employees of any of them and that, insofar as such responsibilities are created on behalf of the S-I Term Fund, the S-I Term Master Portfolio and the Government Fund, bind only the assets and property of the S-I Term Fund, the S-I Term Master Portfolio and the Government Fund, respectively, and not the other assets or property of MasterWorks, MSIT and Stagecoach.

          IN WITNESS WHEREOF, the parties hereto have caused this Plan to be executed by their duly authorized officers designated below as of the date first written above.

                                           MASTERWORKS FUNDS INC.

ATTEST:

                                      By:
-------------------------                  ---------------------------
Michael W. Nolte                           Richard H. Blank, Jr.
Assistant Secretary                        Chief Operating Officer,
                                           Secretary and Treasurer



                                           MANAGED SERIES INVESTMENT
                                           TRUST

ATTEST:

                                      By:
-------------------------                  ---------------------------
Michael W. Nolte                           Richard H. Blank, Jr.
Assistant Secretary                        Chief Operating Officer,
                                           Secretary and Treasurer



                                           STAGECOACH FUNDS, INC.

ATTEST:


                                      By:
-------------------------                  ---------------------------
Michael W. Nolte                           Richard H. Blank, Jr.
Assistant Secretary                        Chief Operating Officer,
                                           Secretary and Treasurer

                                                                     EXHIBIT B

                              SHORT-INTERMEDIATE
                          U.S. GOVERNMENT INCOME FUND

          This Exhibit reproduces portions of the discussion of Fund performance from the Government Fund's June 30, 1998, Annual Report. The discussion (which has been slightly modified) reviews some of the factors that affected the Fund's performance during this fiscal year and shows the performance of the Fund for various periods. The discussion has not been updated to reflect events occurring after June 30, 1998.

          During the three-month reporting period, the Stagecoach Short-Intermediate U.S. Government Income Fund's Class A net asset value increased from $9.95 on March 31, 1998, to $9.97 on June 30, 1998. The Fund distributed $0.13 per share in dividend income and no capital gains were distributed during this period.

          The Fund's distribution rate was 5.22% for Class A shares, based on an annualization of June's monthly dividend of $0.045 per share and the maximum offering price of $10.28 on June 30, 1998.

PORTFOLIO DATA/1/ (as of June 30 1998)
----------------------------------------------------------------

   Number of Issues                             51
   Portfolio Turnover Ratio                     12%
   Weighted Average Coupon                      6.87%
   Weighted Average Maturity                    4.91 years
   Average Credit Quality                       AA1

                                                Class A
                                                -------
   NAV                                          $9.97
   Distribution Rate                             5.22%
   SEC Yield                                     5.55%

------------
/1/ Please refer to important disclosures at the end of the Strategic Outlook section.

          For the three-month period ended June 30, 1998, the Class A shares of the Short-Intermediate U.S. Government Income Fund returned 1.54%, excluding sales charges. For the same time period, the Fund's Institutional Class returned 1.56%. Overall, we remained very competitive with our benchmark, the Lehman Brothers Treasury Note Index, which returned 1.54% in the same period. The competitive performance of the Fund was due to several steps taken to implement our total return strategy. We decreased our mortgage exposure to decrease exposure to interest rate risk for the Fund. This was a result of the current interest rate environment, where we've seen an increased prepayment risk in the mortgage-backed securities sector as prepayment occurred when homeowners refinanced out of their existing mortgages into ones with lower interest rates. In addition, we maintained our exposure to higher yielding bonds, particularly corporate bonds.

PORTFOLIO REVIEW

          The Fund is managed with a total return strategy that attempts to balance reasonable risk with competitive income and capital appreciation. Investment quality, maturity and duration are carefully examined as the Fund's managers employ a top-down approach. This approach involves analysis of historical interest rate shifts in an attempt to predict changes in Federal Reserve policy, which would ultimately affect the strategy of the Fund.

          As of June 30, 1998, the Fund held 45% of the portfolio in federal agency securities. This allocation helped to maintain a degree of stability and credit quality for the Fund. Some of these securities are backed by the full faith and credit of the United States, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is guaranteed neither by the U.S. Government nor any of its agencies.

          With 32% of the portfolio invested in corporate bonds on June 30, 1998, we attempted to gain potential income and capital appreciation by maintaining a high level of corporate exposure. On a similar note, we slightly lowered our exposure to mortgage-backed securities due to the increased prepayment risk associated with the flat interest rate environment.

          To maintain liquidity, we held 16% of the portfolio in U.S. Treasury notes at the end of the three month reporting period. In this interest rate environment, we determined it prudent to use these liquid assets to alter the Fund's duration. This strategy allowed the Fund to capture increased current income while preserving capital.

        PORTFOLIO ALLOCATION (AS OF JUNE 30, 1998)
        ------------------------------------------------------------
        INVESTMENTS                               % OF PORTFOLIO

        Cash                                            3%
        Corporate Bonds                                32%
        Federal Agencies                               45%
        Foreign Bonds                                   2%
        Treasury Bonds                                  2%
        Treasury Notes                                 16%

          The majority of the securities in the top ten holdings were acquired during the Fund's growth phase and contributed to its growth. Some are higher yielding corporate bonds that contribute to the Fund's income level. Overall, these bonds have longer durations, which helps to maximize the Fund's income potential but also increases the Fund's volatility in a changing interest rate environment.

          Assets in the Short-Intermediate U.S. Government Income Fund increased due to its consolidation with the Intermediate Bond Fund, which added over $57.7 million in assets. The number of issues in the Fund also grew from 28 bonds and notes on March 31, 1998 to 51 on June 30, 1998. The additional assets have been diversified according to the investment policies of the Fund, and should provide current income for the portfolio.

        TOP 10 HOLDINGS (AS OF JUNE 30, 1998)
        ----------------------------------------------------------
        NAME/COUPON                              % OF PORTFOLIO

        FHLB, 5.53%                                   5.9%
        Pacific Gas & Electric, 7.88%                 3.9%
        FHLMC, 6.79%                                  3.9%
        FHLMC, 7.01%                                  3.8%
        First Bank Corp., 6.40%                       3.8%
        FNMA, 6.16%                                   3.8%
        U.S. T-Note, 5.88%                            3.8%
        FNMA, 6.18%                                   3.7%
        U.S. T-Note, 5.88%                            3.6%
        U.S. T-Note, 7.88%                            3.3%

STRATEGIC OUTLOOK

          The nation's economy continues to be healthy but we believe that it may weaken over time. The Asian crisis may cause further effects such as increasing the strength of the U.S. dollar and slowing inflation. Given these views, we do not feel that the Federal Reserve Board will raise interest rates in the near future. We feel that long-term interest rates may drift lower and short-term rates will remain stable.

          Based on this outlook, we intend to position the Fund with a longer duration to capture the potential for income and capital appreciation. Our management team has extensive experience in the bond market, enabling us to respond quickly to economic conditions and market events. We will continue to watch the events in Asia and monitor the region's impact on corporate profitability. This will help us remain sensitive to the performance of the Fund's corporate bond holdings. While we intend to maintain our corporate bond exposure, we may decrease it slightly if the U.S. economy is expected to experience a dramatic slowdown as a result of the events overseas. As always, we will continue our focus on providing investors with current income and preservation of capital.

/1/ The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

          The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

          Past performance is no guarantee of future results.

                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

GROWTH OF A $10,000 INVESTMENT

Class A shares

                       [PERFORMANCE GRAPH APPEARS HERE]


       SC Short Int'd U.S. Gov't Income - A          Lehman Brothers U.S. Treasury Note Index
       ------------------------------------          -----------------------------------------
  Oct-93              $9,700                                           $10,000
  Nov-93              $9,715                                            $9,950
  Dec-93              $9,745                                            $9,991
  Jan-94              $9,807                                           $10,090
  Feb-94              $9,748                                            $9,948
  Mar-94              $9,695                                            $9,804
  Apr-94              $9,661                                            $9,741
  May-94              $9,689                                            $9,748
  Jun-94              $9,697                                            $9,750
  Jul-94              $9,756                                            $9,877
  Aug-94              $9,753                                            $9,906
  Sep-94              $9,632                                            $9,824
  Oct-94              $9,626                                            $9,827
  Nov-94              $9,570                                            $9,782
  Dec-94              $9,608                                            $9,813
  Jan-95              $9,759                                            $9,973
  Feb-95              $9,937                                           $10,163
  Mar-95              $9,988                                           $10,219
  Apr-95              $10,074                                          $10,337
  May-95              $10,300                                          $10,629
  Jun-95              $10,361                                          $10,699
  Jul-95              $10,364                                          $10,704
  Aug-95              $10,434                                          $10,790
  Sep-95              $10,495                                          $10,862
  Oct-95              $10,597                                          $10,983
  Nov-95              $10,710                                          $11,117
  Dec-95              $10,825                                          $11,228
  Jan-96              $10,919                                          $11,325
  Feb-96              $10,825                                          $11,204
  Mar-96              $10,762                                          $11,149
  Apr-96              $10,720                                          $11,117
  May-96              $10,695                                          $11,111
  Jun-96              $10,796                                          $11,221
  Jul-96              $10,825                                          $11,255
  Aug-96              $10,823                                          $11,269
  Sep-96              $10,971                                          $11,414
  Oct-96              $11,108                                          $11,600
  Nov-96              $11,265                                          $11,739
  Dec-96              $11,216                                          $11,675
  Jan-97              $11,288                                          $11,719
  Feb-97              $11,327                                          $11,736
  Mar-97              $11,253                                          $11,667
  Apr-97              $11,382                                          $11,798
  May-97              $11,456                                          $11,890
  Jun-97              $11,549                                          $11,991
  Jul-97              $11,764                                          $12,215
  Aug-97              $11,707                                          $12,166
  Sep-97              $11,825                                          $12,299
  Oct-97              $11,950                                          $12,443
  Nov-97              $11,970                                          $12,471
  Dec-97              $12,065                                          $12,573
  Jan-98              $12,229                                          $12,742
  Feb-98              $12,204                                          $12,725
  Mar-98              $12,230                                          $12,764
  Apr-98              $12,284                                          $12,824
  May-98              $12,376                                          $12,912
  Jun-98              $12,419                                          $12,999

The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund Class A shares since inception with the Lehman Brothers Treasury Note Index. The charge assumes a hypothetical $10,000 initial investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Lehman Brothers Treasury
Note Index is an unmanaged index of U.S. Treasury 2-10 year notes. The Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.






                                AVERAGE ANNUAL RETURNS (as of June 30, 1998)

 ----------------------------------------------------------------------------------------------------------------
               Excluding Sales Charge                            Including Sales Charge
----------------------------------------------------------------------------------------------------------------
                                                      Since                                          Since
               Year-to-date     1-Year    3-Year    10/27/93      Year-to-date   1-Year    3-Year   10/27/93
                                                    Inception                                       Inception
----------------------------------------------------------------------------------------------------------------
Class A            2.93          7.53      6.22       5.44           (0.18)       4.32      5.17      4.75

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares, the maximum front-end sales charge is 3.00%.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER __, 1998

                             MASTERWORKS FUNDS INC.
                                111 Center Street
                           Little Rock, Arkansas 72201
                                 1-888-204-3956

                             STAGECOACH FUNDS, INC.
                                111 Center Street
                           Little Rock, Arkansas 72201
                                 1-800-222-8222

                      NOVEMBER 24, 1998 SPECIAL MEETING OF
                SHAREHOLDERS OF THE SHORT-INTERMEDIATE TERM FUND

         This Statement of Additional Information sets forth certain additional information about MasterWorks Funds Inc. ("MasterWorks") and MasterWork's Short-Intermediate Term Fund (the "S-I Fund") and Stagecoach Funds, Inc. ("Stagecoach") and Stagecoach's Short-Intermediate U.S. Government Income Fund (the "Government Fund"). This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined
Proxy/Prospectus, also dated October __, 1998, for the Special Meeting of Shareholders of the S-I Fund to be held on November 24, 1998. Copies of the Combined Proxy/Prospectus may be obtained at no charge by calling 1-888-204-3956 or writing MasterWorks at the address above.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy/Prospectus. The Combined Proxy/Prospectus and this Statement of Additional Information are sometimes referred to together as the "Voting Materials."

                     INCORPORATION OF DOCUMENTS BY REFERENCE
                   IN THIS STATEMENT OF ADDITIONAL INFORMATION

         Further information about the S-I Fund and the Government Fund (together, the "Funds") is contained in other documents previously filed with the Securities and Exchange Commission (the "SEC"). These documents are incorporated herein by reference to the documents referenced below.

         Further information about the S-I Term Fund is contained in and incorporated by reference to the S-I Term Fund's statement of additional information, dated June 30, 1998.

Further information about the Government Fund is contained in and incorporated by reference to the Government Fund's statement of additional information, dated August 1, 1998.

         The audited financial statements and financial highlights for the S-I Term Fund contained in the Annual Report for the fiscal period ended February 28, 1998, are hereby incorporated by reference to the Fund's Annual Report for such period, as filed with the SEC on May 1, 1998.

         The audited financial statements and financial highlights for the Government Fund contained in the Annual Reports for the fiscal period ended March 31, 1998, are hereby incorporated by reference to the Fund's Annual Report for such period, as filed with the SEC on June 9 and 10, 1998.

                NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

         The total assets of the Government Fund as of August 31, 1998, were $134,840,288. The total assets of the S-I Term Fund as of August 31, 1998 were $10,883,231.

         Item 14(a)(2) of Form N-14 provides that the pro forma financial statements required by Rule 11-01 of Regulation S-X need not be prepared if the net asset value of the company being acquired does not exceed ten percent of the registrant's net asset value, both of which are measured as of a specified date within thirty days prior to the date of filing of this registration statement.

         Therefore, pro forma financial information is not included in this registration statement. This registration statement incorporates the audited financial statements of each Fund by reference to its most recently filed annual report.

                             STAGECOACH FUNDS, INC.
                      c/o Stagecoach Shareholder Services
                             Wells Fargo Bank, N.A.
                                 P.O. Box 7066
                         San Francisco, CA  94120-7066
                                 1-800-222-8222

                                     PART C

                               OTHER INFORMATION


    Item 15.  Indemnification
              ---------------

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

       With respect to the indemnification of the Registrant's directors and officers, reference is made to Article VIII(h) of the Registrant's Amended and Restated Articles of Incorporation which are incorporated by reference as Exhibit 1 hereto.

       With respect to the indemnification of Stephens Inc., the Registrant's principal underwriter for each class of shares of each Fund of the Registrant, reference is made to Section 10 of the Amended Distribution Agreement between the Registrant and Stephens Inc., which is incorporated by reference as Exhibit 7(a) hereto.

       With respect to the indemnification of Wells Fargo Bank, N.A., the Registrant's custodian for each Fund, reference is made to Section 14 of
    Article XII of the Custody Agreements between the Registrant and Wells Fargo Bank, N.A., on behalf of the Funds, which is incorporated by reference as Exhibits 9(a) - 9(n) hereto.

       With respect to the indemnification of Wells Fargo Bank, N.A., the Registrant's Transfer Agent for each Fund, reference is made to Article VIII of the Agency Agreement between the Registrant and Wells Fargo Bank, N.A., on behalf of the Funds, which is incorporated by reference as Exhibit 13(a) hereto.

       With respect to the indemnification of Wells Fargo Bank, N.A., the Registrant's Administrator, reference is made to Section 5 of the Administration Agreement between the Registrant and Wells Fargo Bank, N.A., on behalf of the Funds, which is incorporated by reference as Exhibit 13(b)(i) hereto.

       With respect to the indemnification of Stephens Inc., the Registrant's Co-Administrator, reference is made to Section 5 of the Co-Administration Agreement between the Registrant , Wells Fargo Bank, N.A. and Stephens Inc., on behalf of the Funds, which is incorporated by reference as Exhibit 13(b)(2) hereto.


    Item 16:  Exhibits
              --------

       All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 811-6419; 33-42927).

   Exhibit
   Number                        Description
   ------                        -----------
    1(a)         - Amended and Restated Articles of Incorporation dated November
                   22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)         - Not Applicable

    2            - By-Laws, incorporated by reference to the Post-Effective
                   Amendment No. 31 to the Registration Statement, filed May 15, 1997.

    3            - Not Applicable.

    4            - Agreement and Plan of Consolidation, filed herewith as
                   Appendix I to the Combined Proxy Statement/Prospectus.

    5            - Not Applicable.

    6(a)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed February 10, 1994 and Post-Effective Amendment No. 48 filed July 31, 1998.

    6(b)         - Sub-Advisory Contract with Wells Capital Management on behalf of various Funds incorporated by reference to Post-Effective Amendment No. 48, filed July 31, 1998.

    7(a)         - Amended Distribution Agreement with Stephens Inc.
                   on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995 and incorporated by reference to Post-Effective Amendment No. 48 filed July 31, 1998.

    7(b)         - Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992 and Post-Effective Amendment No. 48 filed July 31, 1998.

    8            - Not Applicable

    9(a)         - Custody Agreement with Wells Fargo Bank, N.A. on
                   behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994 and incorporated by reference to Post-Effective Amendment No. 48, filed July 31, 1998.

    9(a)(i)      - Amendment No. 1 to the Custody Agreement with
                   Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund incorporated by reference to Post-Effective Amendment No. 48, filed July 31, 1998.

    10(a)        - Distribution Plan on behalf of various classes and Funds, incorporated by reference to Post-Effective Amendment No. 48 filed July 31, 1998.

    10(a)(i)     - Distribution Plan on behalf of the Asset Allocation Fund,
                   California Tax-Free Bond Fund, California Tax-Free Income Fund, California Tax-Free Money Market Mutual Fund, Diversified Equity Income Fund, Growth Fund, Money Market Mutual Fund, Short-Intermediate U.S. Government Income Fund, U.S. Government Allocation Fund and U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 48 filed July 31, 1998.

    10(b)(i)     - Form of Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48, filed July 31, 1998.

    10(b)(ii)    - Servicing Plan as consolidated to include all classes of the
                   Funds, incorporated by reference to Post-Effective Amendment No. 48 to the registration statement, filed July 31, 1998.

    10(c)        - Amended Rule 18f-3 Multi-Class Plan, incorporated by
                   reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    11           - Opinion and Consent of Morrison & Foerster LLP, filed
                   herewith.

    12           - See Item 17(3) of this Part C.

    13(a)        - Agency Agreement with Wells Fargo Bank, N.A. on
                   behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    13(b)(i)     - Administration Agreement with Wells Fargo Bank,
                   N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31, 1998.

    13(b)(ii)    - Co-Administration Agreement with Wells Fargo Bank,
                   N.A. and Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31, 1998.

    14           - Consent of Independent Auditors -- KPMG Peat Marwick LLP (to
                   be filed by Amendment)

    15           - Not Applicable

     16          - Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                   Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997; Power of Attorney for Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement, filed January 30, 1998.

     17(a)       - Declarations pursuant to Rule 24f-2 for the fiscal years ended March 31, 1998 and June 30, 1998, incorporated by reference to Forms filed on June 26, 1998 and September 17th, 1998, respectively. Copies are provided herewith.

     17(b)(i)    - Form of Proxy Ballot, filed herewith.

     17(b)(ii)   - Form of Letter to Shareholders, filed herewith.

     17(b)(iii)  - Form of Notice of Special Meeting, filed herewith.

     17(c)(i)    - Prospectus and Statement of Additional Information for the
                   Retail shares of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed
                   July 31, 1998.

     17(c)(ii)   - Annual Reports for the fiscal year ended March 31,
                   1998 for the Short-Intermediate U.S. Government Income Funds, as filed on June 9, 1998.

     27          - Financial Data Schedules for the fiscal period
                   ended March 31, 1998, incorporated by reference to the Form N-SAR, filed August 27, 1998.

Item 17.  Undertakings.
          ------------

   1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

   3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Little Rock, State of Arkansas on the 18th day of September, 1998.

                         STAGECOACH FUNDS, INC.


                         By  /s/ Richard H. Blank, Jr.
                             -------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

   Signature                            Title                                   Date
   ---------                            -----                                   ----
                *                       Director, Chairman and President
   -------------------------
   (R. Greg Feltus)                     (Principal Executive Officer)

   /s/ Richard H. Blank, Jr.            Secretary and Treasurer                 9/18/98
   -------------------------
   (Richard H. Blank, Jr.)              (Principal Financial Officer)

                *                       Director
   -------------------------
   (Jack S. Euphrat)

                *                       Director
   -------------------------
   (Thomas S. Goho)

                *                       Director
   -------------------------
   (Peter G. Gordon)

                *                       Director
   -------------------------
   (Joseph N. Hankin)

                *                       Director
   -------------------------
   (W. Rodney Hughes)

                *                       Director
   -------------------------
   (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     September 18, 1998

                             STAGECOACH FUNDS, INC.
                               N-14 Exhibit Index

Exhibit Number                       Description
--------------                       -----------
   99.11              Opinion and Consent of Morrison & Foerster LLP

   99.14              Consent of Independent Auditors (to be filed by Amendment)

   99.17(a) Copies of Declarations Pursuant to Rule 24f-2 for fiscal periods ended March 31, 1998 and June 30, 1998

   99.17(b)(i)        Form of Proxy Ballot

   99.17(b)(ii)       Form of Letter of Shareholders

   99.17(b)(iii)      Form of Notice of Special Meeting